UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2021

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FREIGHTCAR AMERICA, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-51237	25-1837219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 S. Wacker Drive, Suite 1500

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(800) 458-2235

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RAIL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 4 to Term Loan Credit Agreement

On December 30, 2021, FreightCar North America, LLC (“Borrower” and together with FreightCar America, Inc. (the “Company”) and certain other subsidiary guarantors, collectively, the “Loan Parties”) entered into an Amendment No. 4 to Credit Agreement (the “Amendment” and together with the Credit Agreement, the “Term Loan Credit Agreement”) with CO Finance LVS VI LLC, as lender (the “Lender”), an affiliate of a corporate credit fund, and U.S. Bank National Association, as disbursing agent and collateral agent (“Agent”), pursuant to which the principal amount of the term loan credit facility was increased by $15.0 million to a total of $71.0 million, with such additional $15.0 million (the “Delayed Draw Loan”) to be funded, at the Borrower’s option, upon the satisfaction of certain conditions precedent set forth in the Amendment.  The Borrower has the option to draw on the Delayed Draw Loan through January 31, 2023 and may choose not to do so.

The Delayed Draw Loan, if funded, will bear interest, at Borrower’s option and subject to the provisions of the Term Loan Credit Agreement, at Base Rate (as defined in the Term Loan Credit Agreement) or Eurodollar Rate (as defined in the Term Loan Credit Agreement) plus the Applicable Margin (as defined in the Term Loan Credit Agreement) for each such interest rate set forth in the Term Loan Credit Agreement.

The Term Loan Credit Agreement has both customary affirmative and negative covenants, including, without limitation, limitations on indebtedness, liens and investments. The Term Loan Credit Agreement also provides for customary events of default.  Pursuant to the terms and conditions set forth in the Term Loan Credit Agreement and the related loan documents, each of the Loan Parties granted to Agent a continuing lien upon all of such Loan Parties’ assets to secure the obligations of the Loan Parties under the Term Loan Credit Agreement.

Pursuant to the Amendment and a warrant acquisition agreement, dated as of December 30, 2021 (the “Warrant Acquisition Agreement”), the Company issued to the Lender a warrant (the “Warrant”) to purchase a number of shares of the Company’s common stock, par value $0.01 per share, equal to 5% of the Company’s outstanding common stock on a fully-diluted basis at the time the Warrant is exercised (after giving effect to such issuance).  The Warrant has an exercise price of $0.01 and a term of ten years.

In addition, to the extent the Delayed Draw Loan is funded, the Company has agreed to issue to the Lender warrants (the “Additional Warrants”) to purchase up to a number of shares of the Company’s common stock, par value $0.01 per share, equal to 3% of the Company’s outstanding common stock on a fully-diluted basis at the time the Additional Warrants are exercised (after giving effect to such issuance). The Additional Warrants will have an exercise price of $0.01 and a term of ten years.

The issuance of the Warrant, the potential issuance of the Additional Warrants and the potential issuance of the common stock issuable upon exercise of the Warrant and Additional Warrants, respectively, will be made in reliance on the exemption from registration contained in Section 4(a)(2) of the Securities Act, because the offer and sale of such securities do not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act.

The foregoing descriptions of Amendment No. 4 to Credit Agreement, the Warrant Acquisition Agreement, the Warrant and the Additional Warrants do not purport to be complete and are qualified in their entirety by reference to Amendment No. 4 to Credit Agreement, the Warrant Acquisition Agreement and the form of Warrant to be filed as exhibits to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2021.

Registration Rights Agreement

In connection with the issuance of the Warrant, the Company and the Lender entered into a registration rights agreement (the “Registration Rights Agreement”) on December 30, 2021. Pursuant to the Registration Rights Agreement, the Lender may deliver to the Company a written notice (a “Demand”) requiring the Company as soon as reasonably practicable after receiving the Demand, but not more than sixty calendar days following the receipt of the Demand, to file a registration statement (the “Demand Registration Statement”) with respect to all or a portion of the Registrable Shares (as defined in the Registration Rights Agreement) with the Securities and Exchange Commission. The Company will use commercially reasonable efforts to keep the Demand Registration Statement continuously effective (including the preparation and filing of any amendments and supplements necessary for that purpose) until the date on which all of the Registrable Shares registered for resale under the Demand Registration Statement have been sold or such earlier date on which all Registrable Shares are freely tradeable in a single transaction pursuant to Rule 144.

In certain circumstances, and as described in the Registration Rights Agreement, the Lender will have (i) piggyback registration rights with respect to the Registrable Shares and (ii) the right to request that the Company initiate an Underwritten Offering (as defined in the Registration Rights Agreement) of Registrable Shares.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified by reference to the full text of the form of Registration Rights Agreement to be filed as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2021.

Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Section 8 - Other Events

Item 8.01. Other Events.

On January 6, 2022, the Company issued a press release announcing the Company’s entry into the Amendment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1     Press release of FreightCar America, Inc., dated January 6, 2022.

Exhibit 104      Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREIGHTCAR AMERICA, INC.

Date: January 6, 2022	By:	/s/ Terence R. Rogers
Terence R. Rogers
Vice President, Finance, Chief Financial Officer, Treasurer and Corporate Secretary